Exhibit 10.1

FORM OF INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT

AGREEMENT, made the [•] day of [•], 2012, between Jazz Pharmaceuticals plc, a company formed under the laws of Ireland (the “Company”), and [•] (the “Indemnitee”).

W I T N E S S E T H:

WHEREAS, the Indemnitee is a director and/or officer of the Company or subsidiary of the Company.

WHEREAS, highly competent persons have become more reluctant to serve companies as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company and/or any of its subsidiaries.

WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability in order to enhance Indemnitee’s continued service to the Company or a subsidiary of the Company in an effective manner and Indemnitee’s reliance on the provisions of the Company’s Articles of Association (the “Articles of Association”) requiring indemnification of the Indemnitee to the fullest extent permitted by law, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such Articles of Association will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Articles of Association or any change in the composition of the Company’s Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement.

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company and/or any of its subsidiaries free from undue concern that they will not be so indemnified.

WHEREAS, this Agreement is in addition to the indemnification provided for in the Articles of Association and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

NOW, THEREFORE, in consideration of the premises and of Indemnitee agreeing to serve or continuing to serve the Company and/or any of its subsidiaries directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Basis Indemnification Agreement. (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined in Section 10(b) herein) by reason of (or arising in part out of) an Indemnifiable Event (as defined in Section 10(d) herein), the Company shall indemnify Indemnitee (including its respective directors, officers, partners, members, employees and agents, as applicable) and each person who controls any of them or who may be liable within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the fullest extent permitted by law as soon as practicable, but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses (as defined in Section 10(c) herein), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection therewith) of such Claim actually and reasonably incurred by or on behalf of Indemnitee in connection with such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement. Subject to Section 6, if requested by Indemnitee in writing, the Company shall advance (within ten business days of such written request) any and all Expenses to Indemnitee (an “Expense Advance”). Notwithstanding anything in this Agreement to the contrary, and except as provided in Section 3, Indemnitee shall not be entitled to indemnification or any Expense Advance pursuant to this Agreement in connection with any Claim (i) initiated by Indemnitee against the Company or any director or officer of the Company or any of its subsidiaries unless the Company or any of its subsidiaries has joined in or consented to the initiation of such Claim or such Claim relates to a matter described in Section 3, (ii) made on account of Indemnitee’s conduct which is determined by final judgment or other final adjudication to have constituted a breach of Indemnitee’s duty of loyalty or other fiduciary duty to the Company or its stockholders or an act or omission not in good faith or which involved intentional misconduct or a knowing violation of the law, (iii) if such indemnification or advancement of Expenses would cause the Company to act in violation of applicable law (including Section 200 of the Companies Act 1963 of Ireland) or any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act or any registration statement filed with the Securities and Exchange Commission (“SEC”) under the Securities Act, or (iv) for which final judgment or adjudication is rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee, or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee’s conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Exchange Act.

(b) Notwithstanding the foregoing, (i) the indemnification obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 2 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law or the terms of this Agreement, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that the Company receives an undertaking that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in the courts of Ireland (the “Courts of Ireland”) to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law or the terms of this Agreement, Indemnitee shall have the right to commence litigation in the Courts of Ireland seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(c) Anything to the contrary notwithstanding, the rights of Indemnitee under this Agreement shall only have effect insofar as they are not contrary to or in violation of the laws of Ireland, including Section 200 of the Companies Act 1963.

Section 2. Special Independent Counsel. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by two- thirds or more of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement, the Articles of Association now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed) and who has not otherwise performed services for the Company or any of its subsidiaries or for Indemnitee within the last five years (other than in connection with such matters). In the event that Indemnitee and the Company are unable to agree on the selection of the special independent counsel, such special independent counsel shall be selected by lot from among at least five law firms with offices in Ireland having more than twenty attorneys and having attorneys who specialize in corporate law. Such selection shall be made in the presence of Indemnitee (and his legal counsel or either of them, as Indemnitee may elect). Such counsel, among other things, shall, within 90 days of its retention, render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities, and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

Section 3. Indemnification for Additional Expenses. The Company shall, to the fullest extent permitted by law, indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee in writing, shall (within ten business days of such written request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any Claim asserted against or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or the Articles of Association now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be. The

Indemnitee shall qualify for advances solely upon the execution and delivery to the Company of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent that it is ultimately determined by final judgment or adjudication of a court of appropriate jurisdiction that the Indemnitee is not entitled to be indemnified by the Company.

Section 4. Partial Indemnity, Etc. If Indemnitee is entitled under any provisions of this Agreement to indemnification by the Company of some or a portion of the Expenses, liabilities, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

Section 5. No Presumption. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief. Any determination by the Reviewing Party that Indemnitee is not entitled to indemnification hereunder shall not be a defense by the Company to any Claim by Indemnitee to enforce any right to indemnification or advancement of Expenses pursuant to this Agreement or any other agreement or the Articles of Association now or hereafter in effect.

Section 6. Notification and Defense of Claim. Within 30 days after receipt by Indemnitee of notice of the commencement of a Claim which may involve an Indemnifiable Event, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, submit to the Company a written notice identifying the proceeding, but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee under this Agreement unless the Company is materially prejudiced by such lack of notice. With respect to any such Claim as to which Indemnitee notifies the Company of the commencement thereof:

(a) the Company will be entitled to participate therein at its own expense;

(b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any claim brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above; and

(c) the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Company nor Indemnitee will unreasonably withhold or delay their consent to any proposed settlement.

Section 7. Non-exclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Articles of Association, the Companies Acts 1963 to 2009 of Ireland (the “Companies Acts”), any agreement, a vote of the shareholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee acting on behalf of the Company or any of its subsidiaries and at the request of the Company prior to such amendment, alteration or repeal. To the extent that a change in the Companies Acts (whether by statute or judicial decision) or the Articles of Association permits greater indemnification by agreement than would be afforded currently under the Articles of Association and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy. Notwithstanding anything to the contrary herein, the indemnification provided under this agreement shall continue as to the Indemnitee for any action the Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

Section 8. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any Company director or officer. If, at the time the Company receives notice from any source of a Claim as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

Section 9. [Reserved.][Primacy of Indemnification. The parties hereby acknowledge that Indemnitee is serving on the Board of Directors at the direction of              (“Fund”) and that Indemnitee has certain rights to indemnification, expense advancement and/or insurance from Fund. The parties further acknowledge that, where two or more indemnitors have agreed to indemnify the same person for the same activity and the same risk, some courts have held that all of the indemnitors are equally liable for any indemnifiable amounts, and thus any indemnitor that pays more than its share of such amounts may seek contribution from the remaining indemnitors. With this Section 9, the parties to this Agreement intend to establish a hiearchy of indemnification obligations as between the Company and Fund. To that end, the parties hereby agree that (i) with respect to Indemnitee’s service as a director, officer, employee, agent and/or fiduciary of the Company, the Company’s obligations under this Agreement shall be the primary source of indemnification and advancement, while Fund’s indemnification and advancement obligations shall be secondary to those of the Company under this Agreement, (ii) the Company shall be required to make all Expense Advances and the Company shall be liable for all of Indemnitee’s Expenses to the extent required by this Agreement and the Articles of Association, without regard to any rights Indemnitee may have against Fund, (iii) the Company irrevocably waives, relinquishes and releases and all claims against Fund for contribution, subrogation or any other recovery of any kind in connection with the Company’s obligations under this Agreement, (iv) no advancement or payment of any kind by Fund on behalf of the Indemnitee shall affect the foregoing, and (v) to the extent that Fund advances or pays any amounts that the Company is obligated to advance or indemnify under this Agreement, Fund, as an express third party beneficiary of this Agreement, shall have a right of contribution and/or subrogation against the Company for any such amounts. The Company acknowledges and agrees that the foregoing terms are material conditions to the Indemnitee’s decision to enter into this Agreement.

Section 10. Certain Definitions.

(a) Change in Control: shall be deemed to have occurred if:

(i) any person, as that term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act, becomes, is discovered to be, or files a report on Schedule 13D or 14D- 1 (or any successor schedule, form or report) disclosing that such person is a beneficial owner (as defined in Rule 13d-3 under the Exchange Act or any successor rule or regulation), directly or indirectly, of securities of the Company representing 20% or more of the total voting power of the Company’s then outstanding Voting Securities;

(ii) individuals who, as of immediately after the closing of the Company’s business combination transaction with Jazz Pharmaceuticals, Inc., constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board of Directors of the Company, unless any such change is approved by a unanimous vote of the members of the Board of Directors of the Company in office immediately prior to such cessation;

(iii) the Company, or any material subsidiary of the Company, is merged, consolidated or reorganized into or with an Acquiring Person or securities of the Company are exchanged for securities of an Acquiring Person, and immediately after such merger, consolidation, reorganization or exchange less than a majority of the combined voting power of the then outstanding securities of the Acquiring Person immediately after such transaction are held, directly or indirectly, in the aggregate by the holders of Voting Securities immediately prior to such transaction;

(iv) the Company, or any material subsidiary of the Company, in any transaction or series of related transactions, sells or otherwise transfers all or substantially all of its assets to an Acquiring Person, and less than a majority of the combined voting power of the then outstanding securities of the Acquiring Person immediately after such sale or transfer is held, directly or indirectly, in the aggregate by the holders of Voting Securities immediately prior to such sale or transfer;

(v) the Company and its subsidiaries, in any transaction or series of related transactions, sells or otherwise transfers business operations that generated two thirds or more of the consolidated revenues (determined on the basis of the Company’s four most recently completed fiscal quarters) of the Company and its subsidiaries immediately prior thereto;

(vi) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then existing contract or transaction; or

(vii) any other transaction or series of related transactions occur that have substantially the effect of the transactions specified in any of the preceding clauses in this Section 10(a).

Notwithstanding the provisions of Section 10(a)(i) or 10(a)(iv), unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company, a Change of Control shall not be deemed to have occurred for purposes of this Agreement solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities or (iii) any Company sponsored employee stock ownership plan, or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of stock of the Company, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

(b) Claim: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any inquiry, hearing or investigation whether conducted by the Company or any other party, whether civil, criminal, administrative, investigative or other.

(c) Expenses: include attorneys’ fees and all other direct or indirect costs, fees, expenses and obligations of any nature whatsoever reasonably paid or incurred in connection with investigating, defending, being a witness in or participating in (including appeal), or preparing to defend, be a witness in or participate in any Claim relating to any

Indemnifiable Event or to enforce Indemnitee’s rights to indemnification or advancement of Expenses pursuant to this Agreement or any other agreement or the Articles of Association now or hereafter in effect.

(d) Indemnifiable Event: any event or occurrence (whether before or after the date hereof) related to the fact that Indemnitee is or was a director, officer, employee, consultant, agent or fiduciary of or to the Company or any of its subsidiaries, or is or was serving at the request of the Board of Directors as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity including, without limitation, any claim or investigation under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise which relates directly to indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto or made by a third party against Indemnitee based on any misstatement or omission of a material fact by the Company in violation of any duty of disclosure imposed on the Company by federal, state or foreign securities or common laws.

(e) Reviewing Party: (i) the Company’s Board of Directors (provided that a majority of directors are not parties to the particular Claim for which Indemnitee is seeking indemnification) or (ii) any other person or body appointed by the Company’s Board of Directors, who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or (iii) if there has been a Change in Control (other than a Change in Control which has been approved by two-thirds or more of the Company’s Board of Directors who were directors immediately prior to such Change in Control), the special independent counsel referred to in Section 2 hereof.

(f) Voting Securities: any securities of the Company which vote generally in the election of directors.

Section 11. Amendments, Termination and Waiver. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 12. Subrogation. [Except as set forth in Section 9 of this Agreement, in][In] the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee [other than against Fund], who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

Section 13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under insurance policy, Articles of Association or otherwise) of the amounts otherwise indemnifiable hereunder.

Section 14. Securities Act Liabilities. Indemnitee acknowledges that, upon the Company becoming subject thereto, paragraph (h) of Item 512 of Regulation S-K currently will generally require the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

Section 15. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouse, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or officer (or in one of the capacities enumerated in Section 10(d) hereof) of the Company or of any other enterprise at the Board of Director’s request. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 16. Limitations on Actions. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of three (3) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such three-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

Section 17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

Section 18. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of Ireland, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Courts of Ireland and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Courts of Ireland for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Courts of Ireland, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Courts of Ireland has been brought in an improper or inconvenient forum.

Section 19. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

Section 20. Entire Agreement. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes and replaces any and all prior negotiations, correspondence, understandings and agreements, between the parties regarding the subject matter hereof.

As of the [•] day of [•].

Jazz Pharmaceuticals plc

By:
Bruce C. Cozadd
Chairman and Chief Executive Officer

Indemnitee:

[Name]